Exhibit 10.5

June 28, 2017

Delek Group, Ltd.
19, Abba Eban Blvd. P.O.B. 2054
Herzliya 4612001, Israel
Attn: Leora Pratt Levin
Vice President & General Counsel

Re: Prepayment of Term Promissory Note

Dear Ms. Levin:

Reference is made to that certain $104,685,468.75 Term Promissory Note (the “Note”) dated April 18, 2016 of AmTrust Financial Services, Inc., a Delaware corporation (the “Company”), payable to the order of Delek Finance US Inc., a Delaware corporation, which transferred the Note to Delek Group, Ltd. (the “Holder”) in accordance with the terms of the Note. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note.

As of the date hereof, the outstanding principal balance of the Note is $78,514,101.57. The next Payment Date under the Note is April 18, 2018, at which time a principal installment of $26,171,367.18 (the “April 2018 Principal Installment”) will be due and payable.

In lieu of making the April 2018 Principal Installment on or before April 18, 2018, the Company instead proposes to prepay the April 2018 Principal Installment on or before June 30, 2017 by payment of an amount (the “Prepayment”) equal to the sum of (a) 99% of the April 2018 Principal Installment, which shall be an amount equal to $25,909,653.51, and (b) the accrued and unpaid interest under the Note as of such Prepayment date. The Holder hereby agrees to accept the Prepayment in lieu of the April 2018 Principal Installment and agrees that after giving effect to the Prepayment, the outstanding principal balance of the Note will be $52,342,734.39.

If the Company makes the Prepayment on or before June 30, 2017, the next Payment Date at which principal under the Note shall be due and payable is April 18, 2019.

This letter agreement is subject to Section 8(f) (Governing Law; Submission to Jurisdiction; Waiver of Jury Trial) and Section 8(j) (Counterparts; Integration; Effectiveness) of the Note, which Sections are incorporated herein by reference.

Please indicate your consent and agreement to the foregoing by countersigning a copy of this letter agreement and returning it to the undersigned.

Regards,

AMTRUST FINANCIAL SERVICES, INC.

By     /s/ Harry Schlachter
Name: Harry Schlachter
Title: SVP, Assistant Treasurer

Consented and agreed to as the date first above written.

DELEK GROUP LTD.

By     /s/ Asaf Bartfeld
Name: Asaf Bartfeld
Title: Chief Executive Officer

By     /s/ Ido Adar
Name: Ido Adar
Title: Treasurer

[Signature Page to Letter Agreement re Note Prepayment]